SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 January 2, 1996
                        (Date of Earliest Event Reported)


                                  SEITEL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             0-14488                                        76-0025431
           (Commission File Number)            (IRS Employer Identification No.)

            50 Briar Hollow Lane, West 7th Floor
            Houston, Texas                                      77027
           (Address of principal executive offfices)         (Zip code)



               Registrant's telephone number, including area code

                                 (713) 627-1990














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                          Index to Exhibits at Page -3-

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Item 5.           OTHER EVENTS

         On January 2, 1996, the Company released the press release attached hereto as an exhibit, which is hereby incorporated herein by reference. This press release is being filed pursuant to rule 135c(d).

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits

                  99       Press release dated January 2, 1996




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 11, 1996


                                 SEITEL, INC.

                                 BY:   /s/ Paul A. Frame
                                    --------------------------------------------
                                           PAUL A. FRAME
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS


         Exhibits                                                       Page No.


         99                   Press release dated January 2, 1996          4
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